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                                                                   EXHIBIT 10.1F

                                AMENDMENT NO. 4

                                      TO

                             MANAGEMENT AGREEMENT


    THIS AGREEMENT made as of August 6, 1991, is by and between SIZELER PROPERTY INVESTORS, INC., a Delaware corporation (the "Company"), and SIZELER REAL ESTATE MANAGEMENT CO., INC., a Louisiana corporation (the "Manager"):

                              W I T N E S S E T H:

    WHEREAS, the Company and the Manager are parties to a certain Management Agreement dated as of December 28, 1986, as amended by Amendment No. 1 dated as of December 29, 1986, Amendment No. 2 dated as of December 30, 1986, and Amendment No. 3 dated as of April 12, 1988, (the "Management Agreement"); and

    WHEREAS, the Company and the Manager desire to amend the Management Agreement with respect to compensation to be paid to the Manager for its Management Services hereunder with respect to multi-family residential property;

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree that the following is hereby added to the Management Agreement as an amendment to subsection (a) of Paragraph 6: "(1) Four and one-half percent (4-1/2%) of gross revenue received directly or indirectly from the routine operation of all non-residential Properties, five percent (5%) of gross revenue received directly or indirectly from the routine operation of all multi-family residential Properties, . . .". The amended provisions of this subsection (a) of Paragraph 6 are effective as of the date first above written.

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    IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of the date first above written.

                                  SIZELER REAL ESTATE MANAGEMENT CO., INC.


                                  By:      /s/ I. Marc Dusang, Jr.
                                     -------------------------------------
                                       I. Marc Dusang, Jr., President


                                  SIZELER PROPERTY INVESTORS, INC.


                                  By:       /s/ John J. Gilluly, Jr.
                                     --------------------------------------
                                     John J. Gilluly, Jr., Vice President/
                                       Treasurer

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